UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                 Date of Earliest Reported Event: June 27, 2005


                             INNOVA PURE WATER, INC.
             (Exact name of registrant as specified in its charter)


         Florida                          0-29746                59-2567034
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


                         4951 Airport Parkway, Suite 500
                                Addison TX 75001
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 980-0486
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if changed since last report)

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

On June 27, 2005, Innova Pure Water, Inc. acquired 100% of the outstanding common stock of DesertView Management Services, Inc. for 2 million shares of Innova common stock. Innova previously determined that financial statements of DesertView were not required to be filed due to the fact that DesertView did not appear to meet the requirements for determination of a significant subsidiary. Innova has now determined that DesertView does meet the test requirement and is a significant subsidiary, and consequently is filing the audited financial statements of DesertView for the period ending June 27, 2005.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INNOVA PURE WATER, INC.


October 15, 2007                     By: /s/ Don Harris
                                        ---------------------------------
                                        Don Harris, President & CEO

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                              FINANCIAL STATEMENTS

               Period From July 1, 2004 through June 27, 2005 and
                          The Year Ended June 30, 2004

                                    CONTENTS

                                                                           Page
                                                                           ----

Report of Independent Registered Public Accounting Firm                      1

Financial Statements:
  Balance Sheets                                                             2
  Statements of Operations                                                   3
  Statements of Changes in Stockholders' Equity (Deficit)                    4
  Statements of Cash Flows                                                   5
  Notes to Financial Statements                                            6-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors and Stockholders
Desert View Management Services, Inc.
Dallas, Texas

We have audited the accompanying balance sheets of DesertView Management Services, Inc., (the Company) as of June 27, 2005 and June 30, 2004, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the period from July 1, 2004 through June 27, 2005 and the year ended June 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DesertView Management Services, Inc. at June 27, 2005 and June 30, 2004, and the results of its operations and cash flows for the period from July 1, 2004 through June 27, 2005 and year ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has negative working capital and has incurred substantial operating losses resulting in an accumulated deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The accompanying financial statements for the period from July 1, 2004 through June 27, 2005, as further described in Note 3, have been prepared under the provisions of Regulation S-X 210.3-06, which provide for accounting periods of less that one year.


/s/ Turner, Stone & Company, LLP
---------------------------------------
Turner, Stone & Company, LLP
October 12, 2007

                      DesertView Management Services, Inc.
                                 Balance Sheets


                                                      June 27,         June 30,
                                                        2005             2004
                                                      --------         --------
ASSETS:

Current assets:
  Cash                                                $  8,218         $  9,189
  Accounts receivable, less allowance for doubtful
   accounts of $9,840 in 2005 and $0 in 2004             6,006           13,311
  Other receivables                                        610            5,690
  Inventory                                                472                0
                                                      --------         --------
Total current assets                                    15,306           28,190
                                                      --------         --------
Property and equipment, net of accumulated
 depreciation of $65,273 in 2005 and $59,253
 in 2004                                                    85            6,105
                                                      --------         --------
Other assets:
  Security deposits                                        150              150
                                                      --------         --------
Total other assets                                         150              150
                                                      --------         --------

Total assets                                          $ 15,541         $ 34,445
                                                      ========         ========

LIABILITIES AND SHAREHOLDERS DEFICIT:

Current liabilities:
  Accounts payable, trade                             $ 30,526         $ 20,062
  Accrued expenses                                          50               50
  Notes payable, related parties                        16,467           16,467
  Deferred revenues                                      1,052                0
                                                      --------         --------
Total current liabilities                               48,095           36,579
                                                      --------         --------
Stockholders' deficit:
  Common stock, no par value, 1,000 shares
   authorized, 355 shares issued and outstanding        13,177           13,177
  Accumulated deficit                                  (45,731)         (15,311)
                                                      --------         --------
Total stockholders' deficit                            (32,554)          (2,134)
                                                      --------         --------

Total liabilities and stockholders' deficit           $ 15,541         $ 34,445
                                                      ========         ========

    The accompanying notes are an integral part of the financial statements.

                      DesertView Management Services, Inc.
                            Statements of Operations


                                                  For The
                                                Period From
                                                July 1, 2004          For The
                                                  Through           Year Ended
                                                  June 27,            June 30,
                                                   2005                2004
                                                 ---------           ---------

Net revenues                                     $ 171,456           $ 105,561

Operating expenses:
  General and administrative expenses              149,125              85,574
  Bad debts expense                                 52,125              36,598
                                                 ---------           ---------
                                                   201,250             122,172
                                                 ---------           ---------

Net loss from operations                           (29,794)            (16,611)
                                                 ---------           ---------
Other expenses:
  Interest expense                                     626                 462
                                                 ---------           ---------
                                                       626                 462

Net loss before provision for income taxes         (30,420)            (17,073)

Provision for income taxes                               0                   0
                                                 ---------           ---------

Net loss                                         $ (30,420)          $ (17,073)
                                                 =========           =========

Net loss per common share                        $  (85.69)          $  (48.09)
                                                 =========           =========
Weighted average number of common
 shares outstanding                                    355                 355
                                                 =========           =========


    The accompanying notes are an integral part of the financial statements.

                      DesertView Management Services, Inc.
             Statements of Changes in Stockholders' Equity (Deficit)


                                 Common Stock
                              ------------------     Accumulated
                              Shares      Amount       Deficit          Total
                              ------      ------       -------          -----

Balance, June 30, 2003           355     $ 13,177     $   1,762      $  14,939

Net loss                                                (17,073)       (17,073)
                              ------     --------     ---------      ---------

Balance, June 30, 2004           355       13,177       (15,311)        (2,134)

Net loss                                                (30,420)       (30,420)
                              ------     --------     ---------      ---------

Balance, June 27, 2005           355     $ 13,177     $ (45,731)     $ (32,554)
                              ======     ========     =========      =========


    The accompanying notes are an integral part of the financial statements.

                      DesertView Management Services, Inc.
                            Statements of Cash Flows


                                                       For The
                                                     Period From
                                                     July 1, 2004       For The
                                                       Through        Year Ended
                                                       June 27,         June 30,
                                                        2005             2004
                                                      ---------        ---------
Operating activities:
  Net loss                                            $(30,420)        $(17,073)
                                                      --------         --------
  Adjustments to reconcile net loss to net cash
   used in operating activities:
     Depreciation and amortization                       6,020           14,168
     (Increase) decrease in:
        Accounts receivable                              7,305             (280)
        Other receivables                                5,080             (944)
        Inventory                                         (472)               0
     (Decrease) increase in:
        Accounts payable                                10,464              322
        Accrued expenses                                     0           (5,495)
        Deferred revenues                                1,052                0
                                                      --------         --------
  Total adjustments                                     29,449            7,771
                                                      --------         --------
          Net cash used in operations                     (971)          (9,302)
                                                      --------         --------
Financing activities:
  Advances from related parties                              0           12,468
                                                      --------         --------
          Net cash provided by financing activities          0           12,468
                                                      --------         --------

Net increase (decrease) in cash                           (971)           3,166

Cash, beginning of year                                  9,189            6,023
                                                      --------         --------

Cash, end of year                                     $  8,218         $  9,189
                                                      ========         ========


    The accompanying notes are an integral part of the financial statements.

                      DesertView Management Services, Inc.
                          Notes to Financial Statements
               Period From July 1, 2004 Through June 27, 2005 and
                            Year Ended June 30, 2004


1. NATURE OF OPERATIONS

DesertView Management Services, Inc. (DesertView) was incorporated in Arizona in 1998 for the purpose of marketing and supporting accounting and business management software systems for small to medium-sized manufacturing companies. The corporate headquarters is located in Addison (Dallas), Texas.

2. GOING CONCERN

The accompanying Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. However, for the period ended June 27, 2005, the Company had negative working capital of $32,789, and has incurred an accumulated deficit of $45,731. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The Financial Statements do not include any adjustments that might result from the outcome of this uncertainty.

Although the Company continues to maintain costs and institute efforts to conserve cash, such efforts will not make it a viable business entity, and without significant additional revenues and/or equity capital, it may not be able to stay in business.

3. SIGNIFICANT ACCOUNTING POLICIES

FISCAL YEAR END AND EFFECTIVE REPORTING DATE

The board of directors of the Company, as provided by the Company's bylaws, and in accordance with generally accepted accounting principles, has established a fiscal year end for accounting purposes for the Company. A fiscal year end of June 30 was designated by the board in its initial board meeting, and remains unchanged.

The Company was acquired by Innova Pure Water, Inc. on June 27, 2005, as detailed in Note 8 below. Accordingly, the Company has presented balance sheets for June 27, 2005 and June 30, 2004, along with statements of operations for the period from July 1, 2004 through June 27, 2005 and the year ended June 30, 2004, in accordance with Regulation S-X 210.3-06, which provides that the filing of financial statements covering a period of nine to twelve months shall be deemed to satisfy a requirement for filing financial statements for a period of one year where the issuer has made a significant business acquisition for which financial statements are required under Regulation S-X 210.3-05, and the financial statements covering the interim period pertain to the business being acquired.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH FLOWS

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and it believes it is not exposed to any significant credit risks affecting cash. None of the Company's cash is restricted.

                      DesertView Management Services, Inc.
                          Notes to Financial Statements
               Period From July 1, 2004 Through June 27, 2005 and
                            Year Ended June 30, 2004


For purposes of the statements of cash flows, cash includes demand deposits, time deposits, short-term cash equivalent investments with original maturities of less than three months and cash management money market funds available on a daily basis.

ACCOUNTS RECEIVABLE AND DOUBTFUL ACCOUNTS

Trade accounts receivable consist primarily of receivables from the sale of training and support services. The Company sells to its customers based on its standard credit policies and regularly reviews accounts receivable for any bad debts. The review for bad debts is based on an analysis of the Company's collection experience, customer credit worthiness, and current economic trends. Receivables are determined to be past due based on payment terms of original invoices. The Company does not charge significant amounts of interest on past due receivables. There were no receivables on non-accrual of interest status at June 27, 2005 or June 30, 2004. Accounts receivable was $15,846 at June 27, 2005, with an allowance for doubtful accounts of $9,840, resulting in a net accounts receivable balance of $6,006 ,and $13,311, with no allowance for doubtful accounts at June 30, 2004.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from 2 to 10 years. Additions to and major improvements of property and equipment are capitalized. Repair and maintenance expenditures are charged to expense as incurred. As property or equipment is sold or retired, the applicable cost and accumulated depreciation are eliminated from the accounts and any gain or loss is recorded. Depreciation expense amounted to $6,020 for the period ended June 27, 2005 and $14,168 for the year ended June 30, 2004.

REVENUE RECOGNITION

The Company provides software implementation, training and support required primarily to manufacturing concerns. The Company recognizes revenues at the time of invoicing for these services, which is ordinarily done on a weekly basis.

Costs of discounts and point-of-sale rebates are recognized at the date at which the related sales revenue is recognized and are recorded as a reduction of sales revenue.

FINANCIAL INSTRUMENTS

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.

These financial instruments include cash, accounts receivable and accounts payable. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's notes payable is estimated based upon the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities.

                      DesertView Management Services, Inc.
                          Notes to Financial Statements
               Period From July 1, 2004 Through June 27, 2005 and
                            Year Ended June 30, 2004


LOSS PER SHARE

The Company records shares of common stock as outstanding at the time the Company becomes contractually obligated to issue shares. As of June 27, 2005, the Company has 355 shares outstanding.

Basic loss per share is calculated by dividing net loss by the average number of common shares outstanding during the period. Diluted loss per common share is calculated by adjusting outstanding shares, assuming conversion of all potentially dilutive stock options. At June 27, 2005 and June 30, 2004, there were no dilutive instruments outstanding.

STOCK BASED COMPENSATION

Financial Accounting Standards Board Statement 123 (FASB 123), "Accounting for Stock-Based Compensation," provides that expense equal to the fair value of all stock-based awards on the date of the grant be recognized over the vesting period. Alternatively, this statement allows entities to continue to apply the provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," whereby compensation expense is recorded on the date the options are granted equal to the excess of the market price of the underlying stock over the exercise price. The Company has elected to continue to apply the provisions of APB 25.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R (revised 2004), Share-Based Payment. This Statement replaces FASB Statement No. 123 and supersedes APB Opinion No.
25. Statement No. 123(R) will require the fair value of all stock option awards issued to employees to be recorded as an expense over the related vesting period. The Statement also requires the recognition of compensation expense for the fair value of any unvested stock option awards outstanding at the date of adoption.

FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," which is effective for the Company as of January 1, 2003. This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

The Company has no current stock options outstanding.

4. PROPERTY AND EQUIPMENT

Property and equipment consists of:

     Office furniture and equipment                                $65,358

     Less: accumulated depreciation, June 30, 2004                  59,253
                                                                   -------

     Net property, plant and equipment, June 30, 2004                6,105
                                                                   =======

     Less: accumulated depreciation, June 27, 2005                   6,020
                                                                   -------

     Net property, plant and equipment, June 27, 2005              $    85
                                                                   =======

                      DesertView Management Services, Inc.
                          Notes to Financial Statements
               Period From July 1, 2004 Through June 27, 2005 and
                            Year Ended June 30, 2004


5. RELATED PARTY TRANSACTIONS

On December 3, 2003, $16,467 was advanced to DesertView Management Services, Inc. by a shareholder. These advances were non-interest bearing, unsecured and due upon demand as funds are available. This balance remains outstanding at June 30, 2004 and June 27, 2005.

There were no further related party transactions from July 1, 2003 through June 27, 2005.

6. LEASE COMMITMENTS

The Company currently has no obligation for lease commitments. Employees and contractors who perform the company's services work from their homes.

7. INCOME TAXES

Although the Company has elected a fiscal year end of June 30 for accounting and reporting purposes since its inception, for years prior to its acquisition by Innova (see Note 8), the Company elected for federal income tax purposes only to be treated as an S-corp and adopted a calendar tax year for that purpose. Consequently, no amounts have been shown for tax liabilities or deferred tax asset values for the years presented.

8. SUBSEQUENT EVENTS

On June 27, 2005, 100 percent of the outstanding common stock of the Company was acquired by Innova Pure Water, Inc. (Innova), and its corporate offices were moved to Addison (Dallas), Texas. Mr. David Zich remained the president of the Company, and also was elected to the board of directors and as president of Innova Pure Water, Inc. Innova also acquired another company in this merger, Numera Software Corporation of Ft. Smith, Arkansas. It is expected that Numera and DesertView will be consolidated to form a technology division for Innova.